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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):  AUGUST 25, 2005


                           WESTERN DIGITAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                      001-08703               33-0956711
(State or Other Jurisdiction of  (Commission File Number)  I.R.S. Employer
Incorporation or Organization)                            Identification No.)

      20511 Lake Forest Drive
      Lake Forest, California                                   92630
(Address of Principal Executive Offices)                     (Zip Code)

                                 (949) 672-7000
                 (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
              (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    240.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement.

                  On August 25, 2005, Western Digital Corporation ("Western Digital") entered into (i) an Employment Agreement with Arif Shakeel (the "Shakeel Employment Agreement"), pursuant to which Mr. Shakeel will become Chief Executive Officer of Western Digital, effective October 1, 2005, and (ii) an Employment Agreement with Matthew E. Massengill (the "Massengill Employment Agreement"), pursuant to which Mr. Massengill will relinquish the role of Chief Executive Officer of Western Digital, effective October 1, 2005, and will continue to serve as Chairman of the Board of Directors.

                  Pursuant to the Shakeel Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference, Mr. Shakeel will continue to serve as President and Chief Operating Officer until September 30, 2005. Effective October 1, 2005, Mr. Shakeel will become Chief Executive Officer and President. The Shakeel Employment Agreement runs through January 1, 2008, subject to certain termination provisions.

                  The Shakeel Employment Agreement provides for Mr. Shakeel to receive base salary at the annual rate of $700,000 until October 1, 2005, at which time the annual rate of Mr. Shakeel's base salary will increase to $800,000. Mr. Shakeel's target annual bonus will be 100% of his base salary, and he will be entitled to participate in Western Digital's other benefit plans on terms consistent with those generally applicable to Western Digital's other senior executives.

                  Pursuant to the agreement, Mr. Shakeel has been granted an award of 1,250,000 restricted shares of Western Digital's common stock. Subject to Mr. Shakeel's continued employment by Western Digital, 500,000 of these restricted shares will vest on January 1, 2007, and the remaining 750,000 of these restricted shares will vest on January 1, 2008. Mr. Shakeel's outstanding stock options and restricted shares, to the extent that such options and such restricted shares were scheduled to vest after December 31, 2007, have been cancelled pursuant to the agreement. Also pursuant to the agreement, the entire performance share award granted to Mr. Shakeel on or about January 20, 2005, has been cancelled.

                  If Western Digital terminates Mr. Shakeel's employment other than for cause (as defined in the agreement) prior to January 1, 2008, Mr. Shakeel will be entitled to (i) a lump sum cash payment equal to his base salary and target bonus for the period between the date his employment terminates and January 1, 2008, and (ii) accelerated vesting of any and all options and other equity-based awards granted by Western Digital that are then outstanding and not otherwise fully vested, but only to the extent such awards were otherwise scheduled to vest before January 1, 2008.

                  Pursuant to the Massengill Employment Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference, Mr. Massengill will continue to serve as Chairman of the Board and Chief Executive Officer until September 30, 2005. Effective October 1, 2005, Mr. Massengill will relinquish the role of Chief Executive Officer and will continue employment as Chairman of the Board or in such other executive capacity as may be assigned by the Board. Mr. Massengill's duties as Chairman of the Board will include offering assistance to Mr. Shakeel in his new position as Chief Executive Officer and coordinating investor communications. The Massengill Employment Agreement runs through January 1, 2007, subject to certain termination provisions.

                  The Massengill Employment Agreement provides for Mr. Massengill to continue to receive base salary at his current annual rate of $800,000. Mr. Massengill's target annual bonus will be 100% of his base salary, and he will be entitled to participate in Western Digital's other benefit plans on terms consistent with those generally applicable to Western Digital's other senior executives.

                  Mr. Massengill's outstanding stock options and restricted shares, to the extent that such options and such restricted shares were scheduled to vest after July 31, 2007, have been cancelled pursuant to the agreement. Provided that Mr. Massengill remains employed by Western Digital through January 1, 2007, any of his outstanding stock options and any of his restricted shares that are scheduled to vest after January 1, 2007 and on or before July 31, 2007 will accelerate and become vested on January 1, 2007. With respect to the accelerated options, Mr. Massengill will have until the later of
(i) January 1, 2010, or (ii) the time the options would have otherwise expired or been terminated in accordance with the termination of employment rules otherwise applicable to the options (but in no event later than the expiration date of the options) to exercise those options. Also pursuant to the agreement, the entire performance share award granted to Mr. Massengill on or about January 20, 2005, has been cancelled.


                                    Page 2

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                  If Western Digital terminates Mr. Massengill's employment
other than for cause (as defined in the agreement) prior to January 1, 2007, Mr. Massengill will be entitled to (i) a lump sum cash payment equal to his base salary and target bonus for the period between the date his employment terminates and January 1, 2007, and (ii) accelerated vesting of any and all options and other equity-based awards granted by Western Digital that are then outstanding and not otherwise fully vested, but only to the extent such awards were otherwise scheduled to vest on or before July 31, 2007.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

                  Effective October 1, 2005, Arif Shakeel, age 50, currently Western Digital's President and Chief Operating Officer, will become Western Digital's Chief Executive Officer and President. In connection with Mr. Shakeel's appointment, Western Digital and Mr. Shakeel entered into the Shakeel Employment Agreement, dated as of August 25, 2005, as described under Item 1.01 of this Form 8-K. Such description is incorporated herein by reference.

                  Mr. Shakeel has been a director of Western Digital since September 2004. Mr. Shakeel joined Western Digital in 1985 as Product Manager, Integrated Drive Electronics. He served in various executive capacities, including Vice President, Materials -- Asia, until October 1997. Mr. Shakeel became Senior Vice President of Worldwide Operations in July 1999. In February 2000, he became Executive Vice President and General Manager of Hard Drive Solutions. He was promoted to Executive Vice President and Chief Operating Officer in April 2001, and served in that position until promoted to his current position of President and Chief Operating Officer in January 2002.

                  Effective October 1, 2005, Matthew E. Massengill, age 44, will relinquish the role of Chief Executive Officer of Western Digital and will continue employment as Chairman of the Board of Directors or in such other executive capacity as may be assigned by the Board. In connection with Mr. Massengill's continued employment as Chairman of the Board, Western Digital and Mr. Massengill entered into the Massengill Employment Agreement, dated as of August 25, 2005, as described under Item 1.01 of this Form 8-K. Such description is incorporated herein by reference.

                  Mr. Massengill has been a director of Western Digital since January 2000 and became Chairman of the Board of Directors in November 2001. Mr. Massengill has also served as Chief Executive Officer since January 2000. From October 1999 until that time he was Chief Operating Officer, and from August 1999 to October 1999, he was Co-Chief Operating Officer. Prior to that time he served for more than five years in various executive capacities within Western Digital.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits

 10.1 Employment Agreement, dated as of August 25, 2005, between Western Digital Corporation and Arif Shakeel.

 10.2 Employment Agreement, dated as of August 25, 2005, between Western Digital Corporation and Matthew E. Massengill.

 99.1             Press Release, dated August 25, 2005, issued by Western
                  Digital Corporation.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                      WESTERN DIGITAL CORPORATION
                                              (Registrant)


                                      By:  /s/ RAYMOND M. BUKATY
                                      ---------------------------------------
 Date: August 25, 2005                         Raymond M. Bukaty
      --------------------            Senior Vice President, Administration,
                                          General Counsel and Secretary